                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 23, 2004
                        --------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             EVERLAST WORLDWIDE INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                           0-25918                 13-3672716
---------------------              ---------------          ----------------
(State or Other                     (Commission             (IRS Employer
Jurisdiction of                     File Number)           Identification No.)
Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
               ---------------------------------------------------
                     (Address of Principal Executive Office)

                                 (212) 239-0990
                    -----------------------------------------
                         (Registrant's telephone number,
                              including area code)

                    -----------------------------------------
                   (Former Name, if Changed Since Last Report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective as of July 23, 2004,  Everlast  Worldwide,  Inc. (the  "Company")
granted a warrant (the  "Warrant") to purchase  149,980  shares of the Company's common stock,  $.002 par value (the "Common Stock"),  to Contender  Partners LLC
(the "Warrant Holder").  The Warrant was immediately  exercisable and terminates on July 23,  2014.  The  exercise  price is $2.75 per share of Common Stock (the
"Exercise  Price").  The Warrant also provides for a "cashless  exercise" method that allows the Warrant Holder to exercise the Warrant without providing cash to the Company and instead use the difference between the Average Trading Price and the  Exercise  Price to pay for the  aggregate  Exercise  Price  payable  to the
Company.  The  Warrant  also  provides  that some of the shares of Common  Stock issued upon the  exercise of the Warrant are  returnable  to the Company if less than 10 episodes of The  Contender is actually  aired in a given season and also provides for  "piggyback  registration  rights" in the event the Company files a registration statement (other than a registration statement on a Form S-4 or S-8 or a  registration  of shares of Common  Stock on any form that does not  permit secondary sales).

     On March 7, 2005,  the  Warrant  Holder  exercised  the  Warrant  using the
"cashless  exercise" method.  Based on the closing price of the shares of Common
Stock, the Average Trading Price is $12.13,  resulting into a multiplier of 0.77
(($12.13 - $2.75) / $12.13).  The total number of shares issuable to the Warrant
Holder using the "cashless  exercise"  method is 115,977 shares of Common Stock.
As of the date of this Current  Report,  none of the shares of Common Stock were classified  as  Returnable  Shares since more than 10 episodes of The  Contender have aired for this season.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits:

99.1      Common  Stock  Purchase  Warrant  dated as of July 23,  2004 issued by
          Everlast Worldwide Inc. to Contender Partners LLC.

           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

                                      -2-

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        EVERLAST WORLDWIDE INC.

May 10, 2005                            By:/s/ Gary J. Dailey
                                           -------------------------------------
                                           Name: Gary J. Dailey
                                           Title: Chief Financial Officer